                                                                     EXHIBIT 4.2

(Front Side of Subscription Certificate)

Control Number ____________

Subscription Certificate for _______ Shares

Subscription Price: U.S. $5.00 per Share

CUSIP Number ____________

M-TRON INDUSTRIES, INC.
SUBSCRIPTION CERTIFICATE REPRESENTING RIGHTS TO PURCHASE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE (COMMON STOCK), OF M-TRON INDUSTRIES, INC. (THE "COMPANY"). VOID IF NOT EXERCISED BEFORE 5:00 P.M. EASTERN STANDARD TIME ON ____________, 2000, UNLESS EXTENDED.

THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED AT THE OFFICE OF THE SUBSCRIPTION AGENT.

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED _________, 2000 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM AMERICAN STOCK TRANSFER & TRUST COMPANY, THE SUBSCRIPTION AGENT.

REGISTERED OWNER:_________________

The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating hereto. The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by completing Form 2; and special delivery instructions may be specified by completing Form 3. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE MAY NOT BE EXERCISED, TRANSFERRED, ASSIGNED OR SOLD UNLESS THE REVERSE SIDE HEREOF IS SIGNED, WITH A SIGNATURE GUARANTEED, IF APPLICABLE, AND THE APPROPRIATE FORM IS COMPLETED. ANY SIGNATURE GUARANTEE MUST BE IN ACCORDANCE WITH THE MEDALLION SIGNATURE GUARANTEE PROGRAM.

Date:__________________

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M-tron Industries, Inc.

-----------------------

-----------------------

Countersigned:

American Stock Transfer & Trust Company
(New York, NY)
Subscription Agent

-----------------------
Authorized Signature


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                      (Reverse Side of Subscription Certificate)


                             M-TRON INDUSTRIES, INC.

RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

         FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares subscribed for pursuant to the basic subscription privilege (one and one-half Rights needed to subscribe for each full share): ________________

     (b) Number of shares subscribed for pursuant to the over-subscription privilege: _____________

     (c) Total subscription price (total number of shares subscribed for pursuant to both the basic subscription privilege and the over-subscription privilege - times the subscription price of $5.00): $_________(1)

METHOD OF PAYING (CHECK ONE)

     / / CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER &
         TRUST COMPANY.

     / / WIRE TRANSFER DIRECTED TO AMERICAN STOCK TRANSFER & TRUST COMPANY AT
         ITS ACCOUNT MAINTAINE D AT _____________________________________,
         ACCOUNT NO. ____________________, ABA No.___________________.

(1)If the amount enclosed or transmitted is not sufficient to pay the subscription price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the over-subscription privilege is not specified and the amount enclosed or transmitted exceeds the subscription price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be deemed to have exercised the over-subscription privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by $5.00. Any amount remaining after such division shall be returned to the subscriber without interest or deduction.

     (d) If the number of Rights being exercised pursuant to the basic subscription privilege is less than all of the Rights represented by this Subscription Certificate (check only one):
                  / / DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.
                 / / DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

     / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:
                  Name(s) of Registered Owner(s)................................
                  Window Ticket Number (if any).................................
                  Date of Execution of Notice of Guaranteed Delivery............
                  Name of Institution which Guaranteed Delivery.................

         FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received ___ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security No. or Taxpayer ID No. of transferee in full):

Name:...........................................................................

Address:........................................................................

 ................................................................................

 ................................................................................

 ................................................................................
                    Social Security No. or Taxpayer ID No.

-------------------------------------
       PROVIDE GUARANTEE
        OF SIGNATURE(S)
             BELOW
-------------------------------------

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         FORM 3 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription certificate or cash payment if other than shown on the reverse hereof:
Name:...........................................................................

Address:........................................................................

 ................................................................................

 ................................................................................

 ................................................................................
                    (Including Zip Code)

-------------------------------------
       PROVIDE GUARANTEE
        OF SIGNATURE(S)
             BELOW
-------------------------------------


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                    IMPORTANT
            RIGHTS HOLDERS SIGN HERE
       AND, IF RIGHTS ARE BEING EXERCISED,
          COMPLETE SUBSTITUTE FORM W-9

 .....................................................

 ...................................................
           (Signature(s) of Holder(s)

Date:..............................................
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See instructions).

Name(s)............................................

 ...................................................
                 (Please Print)

Capacity...........................................

Address............................................

 ...................................................
              (Including Zip Code)


Area Code and
Telephone
Number.............................................
                            (Home)

 ....................................................
                          (Business)

Tax Identification or
Social Security No..................................
                      (Complete Substitute Form W-9)

          GUARANTEE OF SIGNATURE(S)
   Note: See paragraph 5(c) of Instructions

Authorized Signature:..............................

Name................................................

Name of Firm........................................

Address.............................................

Area Code and
Telephone Number....................................

Date................................................